SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            Form 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report  (Date of earliest event reported)  July 2, 1999


                    Goddard Industries, Inc.
 .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .
           .  .  .  .  .  .  .  .  .  .  .  .  .  .  .
     (Exact Name of Registrant as Specified in Its Charter)


     Massachusetts        0-2052              04-2268165
 .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .
 .  .  .  .   .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .
 .  .  .  .  .  .  .  .  .  .  .  .
  (State or Other        (Commission         (I.R.S. Employer
     Jurisdiction        File Number)        Identification No.)
of Incorporation)


705 Plantation Street, Worcester, Massachuetts    01605
 .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .
 .  .  .  .   .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .
 .  .  .  .  .  .  .  .  .  .  .  .
     (Address of Principal Executive Offices)     (Zip Code)


                                          (508) 852-2435
Registrant's telephone number, including area code  .  .  .  .  .
 .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .
 .


 .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .
 .  .  .  .  .  . .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .
 .  .  .  .  .  .  .  .  .  .  .  . .
     (Former Name or Former Address, If Changed Since Last
Report)


Item 2.   Disposition of Assets

      On July 2, 1999, the Registrant sold its Webstone Company, Inc. ("Webstone") plumbing supplies subsidiary to Michael E. Reck, president of Webstone since 1996. Michael E. Reck is the son of Saul I. Reck, Chairman of the Board of Directors of the Registrant. The purchase price was $1,789,324, of which $1,539,324 was paid in cash and $250,000 was paid in preferred stock of Webstone. The Webstone subsidiary carried a book value of approximately $2,060,000. Net sales for Webstone for the six months ended April 3, 1999 were $2,062,000, with net income of $62,000 as compared with consolidated net sales of the Registrant of $4,831,000 and net income of $333,000. In connection with the transaction, the Registrant received an opinion from Fechtor, Detwiler & Co., Inc. that the sale of Webstone common stock was fair from a financial point of view to the stockholders of the Registrant.

Item 7.   Financial Statements and Exhibits

     (a)  Financial Statements.
          The required financial statements are not included in this Report. The Registrant plans to file the required financial statements not later than 60 days following the date of this Report.

     (b)  Exhibits.

          Exhibit No.            Description of Exhibit

               1                 Stock Purchase Agreement, dated
                                 July 2, 1999




                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           GODDARD INDUSTRIES, INC.


Date:  July __, 1999       By:  /s/ Salvatore J. Vinciguerra
                                   Salvatore    J.   Vinciguerra,
President


                          EXHIBIT INDEX

 EXHIBIT NO.  DESCRIPTION OF EXHIBIT

      1       Stock Purchase Agreement























































                    STOCK PURCHASE AGREEMENT

                          by and among

                       Goddard Valve Corp.

                               and

                     Webstone Company, Inc.

                               and

                         Michael E. Reck








                   Dated as of   July 2 , 1999


















                    STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of July 2 , 1999, is between Goddard Valve Corp. ("Seller") the holder of all of the issued and outstanding shares of capital stock of Webstone Company, Inc., a Massachusetts corporation (the "Company") and Michael Reck (the "Buyer").

      WHEREAS, the Buyer desires to purchase from the Seller and the Seller desires to sell to the Buyer all of the outstanding shares of capital stock of the Company owned by the Seller upon the terms and subject to the conditions set forth herein (the "Stock Purchase");

     NOW, THEREFORE, the parties hereto agree as follows:


                            ARTICLE 1

                       Certain Definitions

     As used in this Agreement the following terms shall have the following respective meanings:

     Section 1.1. "Business Day" shall mean any day that is not a Saturday, Sunday or a day on which Banks in Massachusetts are required or permitted to be closed.

      Section 1.2. "Closing" shall mean the consummation of the transactions contemplated by Article 2 of this Agreement in accordance with the terms and upon the conditions set forth herein.

      Section 1.3. "Closing Date" shall mean July 2, 1999 or, if the Seller and the Buyer shall mutually agree upon a different date, the date upon which they shall have mutually agreed.

      Section 1.4. "Shares" shall mean the shares of common stock, without par value, of the Company.


                            ARTICLE 2

                     Sale of Stock; Closing

      Section 2.1. Purchase and Sale. On the basis of the representations, warranties, covenants and agreements and subject to the satisfaction or waiver of the conditions set forth herein, on the Closing Date, the Seller will sell, and the Buyer will purchase all of the Shares owned by the Seller, which constitute all of the issued and outstanding Shares.

      Section 2.2.  Time and Place of Closing.  The Closing shall take  place  at 10:00 a.m. on the Closing Date at the offices  of
Nutter,   McClennen   &  Fish,  LLP  in  Boston,   Massachusetts.
 .

     Section 2.3. Payment of Purchase Price. The Purchase Price for the Shares shall be One Million Seven Hundred Eighty Nine
Thousand Three Hundred and Twenty Four Dollars ($1,789,324) subject to adjustment as set forth in the next sentence. The Purchase Price is payable as follows:

     (a) At the Closing the Buyer will cause the Company to issue and deliver to the Seller ten shares of its participating convertible preferred stock of the Company having a par value of twenty five thousand dollars per share and substantially in the form of Exhibit A attached hereto (the "Preferred Stock");

     (b) At the Closing, the Buyer shall pay by certified or bank check or wire transfer to the Seller the balance of the Purchase Price less the following "hold back amount": the face amount of those accounts receivable, not to exceed $150,000 in the aggregate, which are outstanding as of the Closing for more than 60 days and which also are outstanding for longer than the terms approved by the Company (the "hold back"). Buyer and the Company agree to pay collected accounts to Seller as received. Buyer and the Company unconditionally agree to pay the holdback in full no later than 90 days from the Closing.

       It  is  understood  that Seller shall be responsible,  and will promptly pay the Company, for tax liabilities of the Company arising and accruing through July 3, 1999 and that, thereafter, all tax liabilities arising and accruing thereafter shall be the sole responsibility of the Company.

     Section 2.4. Closing Matters.

At the Closing:

      (a) the Seller shall deliver to the Buyer (i) certificates for all of the Shares to be purchased, with appropriate stock powers attached, properly signed, together with the related stock books and stock transfer records; (ii) copies of the Certificate of Incorporation of the Company, certified as of recent date by the Secretary of State of Massachusetts; and (iii) copies of the By-laws, certified as of the Closing Date by the Clerk of the Company; and (iv) the original minute and stock books of the Company certified as of the Closing Date by the Clerk of the Company;

     (b) the Buyer shall deliver to the Seller the payment provided for in section 2.3 (c), (ii) a duly executed certificate representing the Preferred Stock;

     (c)  the Company and the Seller shall execute and deliver a lease
with  respect  to  the  premises  occupied  by  the  Company   in
substantially the form attached hereto as Exhibit B;

     (d) the Company and the Seller shall have entered into a mutually satisfactory arrangement with respect to the use by the Seller of the computer and related software currently owned by the Company;

     (e) the Company and the Seller shall have entered into mutually satisfactory arrangements with respect to each employee benefit plan with respect to the Company's employees.

     (f) On the Closing Date Seller will buy from Buyer the computer system including the hardware and software described on Exhibit C for a total price of $1302.88.


2.5 Benefit Plans.

          (a)  Health insurance.

               (i) Within five (5) days of the Closing Date, the Company will establish group health insurance for its employees with comparable coverage to Seller's group health plan. The new group health plan of the Company will also provide COBRA coverage for any Company employees (and their beneficiaries) in the event of circumstances where they would be considered "M&A Beneficiaries" under Proposed Regulation 54.4980B-9 of the Code in connection with the sale contemplated under this Agreement.

(ii) If the Company discontinues its health insurance , the parties agree that M&A Beneficiaries (if any, and no others) may continue the balance of their COBRA coverage under a group health plan, if available, of the Seller. In that event, the Company agrees that it will pay a financial penalty to Seller equal to 100% of the premiums paid by M&A Beneficiaries for COBRA coverage or, if greater, 150% of the adverse cost experience which Seller demonstrates it incurs due to coverage of these persons after the Closing Date.
          (b)  401(k) plan

               (i) Within thirty days of the Closing Date, the Company will establish a 401(k) plan comparable to the 401(k) plan in which it now participates as a subsidiary of Seller. As part of that transaction, Seller will take all reasonable and appropriate steps to transfer to the Company's new 401(k) plan a share of the assets equal in value to the account balances, forfeitable and nonforfeitable, as of the Closing Date (including without limitation all after-tax employee contributions, elective deferrals and matching contributions through the Closing Date) of all of the employees who Company will employ after the Closing
Date. Seller reserves the right not to proceed with the transfer described above in its sole discretion, provided that in that event, Seller will take such actions as are necessary under its 401(k) plan to offer immediate and complete payment elections to all of Company's employees pursuant to Section 401(k)(10)(A)(iii) of the Code.

(ii) Seller has made or will make a provision on the Company's financial statements for the following "unfunded anticipated Seller contributions" to the 401(k) plan as of the Closing Date based on eligible compensation at that time and Plan rules and limits: 25% matching contributions and $9,000 for profit sharing and no provision for Q-NEC contributions.
          (c)  Other matters.

               (i) The Seller agrees to provide reasonable assistance in transitioning other benefits which Company may wish to make available to its employees, subject to receiving reasonable reimbursement for costs it may incur.

(ii) The Seller agrees that the Company employees with positive account balances under the Seller's Code Section 125 plan at the Closing Date may continue to receive distributions from such plan, subject to Code requirements, up to the full amount of such account balances for qualifying expenses incurred through the end of the current plan year.
      (iii) Employees and beneficiaries are not third party beneficiaries to this agreement and have no enforceable rights hereunder.

                            Article 3

                    Covenants of the Company

      The Company covenants and agrees that, so long as any shares of Preferred Stock issued hereunder are outstanding it will perform and observe the following covenants and provisions:

      3.1. Financial Statements. The Company will maintain books of account in accordance with generally accepted accounting principles applied on a consistent basis, keep full and complete financial records and furnish to the Seller the following reports:

      (a) within 90 days after the end of each fiscal year, a copy of the balance sheet of the Company as at the end of such year, together with statements of operations, stockholders' equity and cash flows of the Company for such year, reviewed by Stowe & Degon or other independent public accountants of recognized standing reasonably satisfactory to the Seller, prepared in accordance with generally accepted accounting principles and practices consistently applied;

     (b) within 30 days after the end of each month unaudited statements of operations for such period and for the current fiscal year to the end of such period to set forth in comparative form the corresponding figures for the prior fiscal period; and

     (c) such other financial information, as the Seller may reasonably request, including, without limitation, certificates of the principal financial officer of the Company concerning compliance with the covenants of the Company under this Article 3.


      3.2. Conduct of Business. The Company will continue to engage principally in the business now conducted by the Company. The Company will keep in full force and effect its corporate existence and all intellectual property rights used or useful in its business (except such rights as the Company's Board of Directors, in its reasonable business judgment, has determined are not material to the Company's continuing operations).

      3.3. Payment of Taxes, Compliance with Laws, etc. The Company will pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon it or upon its income or property before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if not paid when due, might become a lien or charge upon its property or any part thereof; provided, however, that the Company shall not be required to pay and discharge any such tax, assessment, charge, levy, or claim so long as the validity thereof is being contested by the Company in good faith by appropriate proceedings and an adequate reserve therefor has been established on its books. The Company will use its best efforts to comply with all applicable laws and regulations in the conduct of its business including, without limitation, all environmental laws. The Company will obtain and maintain all permits of any applicable governmental unit which are required with respect to the conduct of its operations.

      3.4. Insurance. The Company will keep its insurable properties insured, upon reasonable business terms, by financially sound and reputable insurers against liability, and the perils of casualty, fire and extended coverage in amounts of coverage sufficient in the reasonable business judgment of the Company to protect the Company. The Company will also maintain with such insurers insurance against other hazards and risks and liability to persons and property which, in the reasonable business judgment of the Company, is customary in the industry in which the Company operates for companies of comparable size.

      3.5. Maintenance of Properties. The Company will maintain all properties used or useful in the conduct of its business in good repair, working order and condition as is reasonably
necessary   to   permit  such  business  to   be   properly   and
advantageously conducted.

      3.6. Affiliated Transactions. All transactions by and between the Company and any officer, employee or stockholder of the Company or persons controlled by or affiliated with such officer, employee or stockholder, shall be conducted on an arms-length basis, shall be on terms and conditions no less favorable to the Company than could be obtained from non-related persons and shall be approved by the Company's Board of Directors after full disclosure of the terms thereof, for which purpose the interested party, if a Director, and any affiliate of the interested part who is a Director, shall not be entitled to vote.

      3.6. Inspection. The Company shall, upon reasonable prior notice to the Company, permit authorized representatives of the Seller to visit and inspect any of the properties of the Company including its books of account (and to make copies thereof and take extracts therefrom), and to discuss the affairs finances and accounts of the Company with its officers, administrative employees and independent accountants, all at the expense of the Seller and at such reasonable times and as often as may be reasonably requested.

      3.7. Material Changes and Litigation. The Company promptly shall notify the Seller or its transferees of any material adverse change the business, properties, assets, or condition (financial or otherwise) of the Company and of any litigation or governmental proceeding or investigation pending (or, to the best knowledge of the Company, threatened) against the Company or against any officer, director, key employee, or principal stockholder of the Company, that materially adversely affects (or if adversely determined, could materially adversely affect) its present or proposed business, properties, assets, or condition (financial or otherwise) taken as a whole. The Company will also promptly notify the Seller or its transferees of any facts which, had such facts existed at the Closing, would have constituted material breach of the representations and warranties contained herein.

      3.8. Reservation of Conversion Stock. The Company will, upon any increase in the number of shares of Common Stock issuable upon conversion of the Preferred Stock, reserve additional shares of Common Stock for issuance upon such conversion, so that the number of shares of Common Stock so issued will not at any time be less than the number of such shares issuable upon such conversion.

      3.9. Negative Covenants. Without the prior written consent of the holders of a majority of the then outstanding Preferred
Stock (a "Majority Vote"), the Company will not:

           (a) alter, change or amend the preferences or rights of the Preferred Stock;

          (b) incur any indebtedness for borrowed money or authorize, create or issue any debt or equity securities other than the issue of stock or the granting of options to employees not exceeding 5% of the total outstanding shares of the Company's common stock pursuant to a plan approved by the Company's directors; provided however, that the loan arrangements between the Company and BankBoston incurred in connection with the transaction contemplated by this agreement are hereby approved;

          (c) effect any sale, lease, assignment, transfer or other conveyance of all or any substantial portion of the assets or capital stock of the Company or any subsidiary thereof or any consolidation or merger involving the Company or any subsidiary thereof;

          (d) permit the total salary and fringe benefits, including any termination benefits, paid or accrued in any 12 month period by the Company to the Buyer to exceed 200% of the annual salary and fringe benefits payable to the Buyer by the Company as of the Closing.

          (e) pay dividends on or make other distribution with respect to any securities other than the Preferred
          Stock; or

          (f) repurchase or redeem any securities, except for redemption of the Preferred Stock; or

          (g) make any loans or guarantee any obligations, other than advances in the ordinary course to employees, which in the aggregate are not material.


                            ARTICLE 4

                 Representations and Warranties
                          of the Seller

      The Seller hereby represents and warrants to the Buyer as follows:

      Section 4.1. Authorization, etc. The Seller has full power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. This Agreement is the legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms.

     Section 4.2. The Company. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Company has all requisite corporate power and authority to own all of its properties and assets and to carry on its business as it is now being conducted.

       Section 4.3. Capitalization; Structure. (a) The authorized capital stock of the Company consists of 7,500 shares of common stock, without par value, of which 1,000 shares are issued and outstanding and ten shares of preferred stock, twenty five thousand dollars par value as to which no shares are issued or outstanding. All of the issued and outstanding shares of the Company's capital stock are validly issued, fully paid and nonassessable and owned by the Seller. There are no outstanding obligations, options, warrants or other rights of any kind to acquire shares of capital stock of any class of the Company or any interest in the Company or any of its businesses.

      (b) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not (i) violate any provision of, or be an event that is, or with the passage of time will result in, a violation of, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under, or result in the imposition of any lien upon or the creation of a security interest in any of the Shares or any asset of the Company pursuant to any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree to which the Seller is a party or by which it is bound, or
(ii) violate or conflict with any other restriction of any kind or character to which the Seller is subject.

     (b) Upon consummation of the Stock Purchase at the Closing as contemplated by this Agreement, the Buyer will acquire title to all of the Shares free and clear of any liens, claims, charges,
security   interests,  options  or  other  legal   or   equitable
encumbrances of any kind.

     Section 4.4. Brokers. Finders; Etc. The Seller has not employed, and is not subject to any claim of, any broker, finder, consultant or intermediary in connection with the transactions contemplated by this Agreement who might be entitled to a fee or commission upon the consummation of the transactions contemplated hereby.

     Section 4.5. Corrective Transfer of Assets. In the event that subsequent to the Closing it is discovered that an asset used in the ordinary course of business of the Company and which is not used or useful by the Seller is in fact inadvertently owned by the Seller, Seller agrees at Buyer's request made within ninety (90) days of the Closing, to convey such asset to the Company at a price equal to the then book value of the asset.

     Section 4.6. Adverse Developments. To the best of Seller's knowledge and without any investigation whatsoever, Seller is not aware of any material adverse fact involving the Company which is not known to Buyer.



                            ARTICLE 5

                       Representations and
                     Warranties of the Buyer

     The Buyer represents and warrants to the Seller as follows:

     Section 5.1. Authorization, etc. The Buyer has full power and authority to execute and deliver this Agreement and to perform his obligations under this Agreement. This Agreement is the legal, valid and binding obligation of the Buyer, enforceable against him in accordance with its terms.

      Section 5.2. Preferred Stock. The Preferred Stock has been duly authorized, and when issued and delivered to the Seller, will constitute the valid, legal and binding obligation of the Company, enforceable in accordance with its terms.

      Section 5.3. Brokers; Finders; etc. The Buyer has not employed any broker, finder, consultant or other intermediary in connection with the transactions contemplated by this Agreement who might be entitled to a fee or commission from the Seller upon the consummation of the transactions contemplated hereby.

     Section 5.4. Access to Information. Buyer acknowledges that by virtue of his relationship to the Company as its President, he has not looked to the Seller for any information regarding the business or financial condition or prospects of the Company (the "Company condition"). Buyer further acknowledges and agrees that Seller has made no representation, express or implied, regarding the Company's condition.

                            ARTICLE 6

                   Survival of Representations
                    and Warranties; Indemnity

     Section 6.1.  Survival.   The representations and warranties
of  the  Seller  and the Buyer included or provided  for  herein,
shall   survive  the consummation of the Stock  Purchase  at  the
Closing.

     Section 6.2. Indemnity. Subject to the other provisions of this Article 6, after the Closing Date, the Seller shall indemnify and hold harmless the Buyer and its successors and assigns, and the Buyer shall indemnify and hold harmless the Seller and its successors and assigns (the party or parties being indemnified referred to as the "Indemnified Party" and the other party referred to as the "Indemnifying Party"), from, against and in respect of any and all damages, deficiencies, costs, expenses or losses ("Claims") (net of any tax benefit that results in a reduction in the amount of Federal, state, local or other income or other tax actually paid by the Indemnified Party) resulting from any breach of any representation or warranty, covenant or agreement of the Indemnifying Party. The Seller further agrees to so indemnify the Buyer with respect to any uninsured liability for third party claims arising out of defective products sold by the Company prior to the Closing. In consideration of the indemnification set forth in the preceding sentence and so long as such indemnification remains in effect, the Company and Buyer agree that the Company shall maintain in effect product liability insurance in amounts and in form reasonably satisfactory to the Seller and shall annually furnish Seller evidence of such coverage in the form of certificates of insurance naming Seller and the Company as insureds.

      Section  6.3.  Indemnification Procedure.  The  Indemnified
Party shall notify the Indemnifying Party with reasonable promptness of its discovery of any matter giving rise to a claim of indemnity pursuant hereto. With respect to any third party claim or action that could give rise to indemnity hereunder, the Indemnified Party and the Indemnifying Party shall each have the opportunity to participate in the defense of such claim or action with counsel of each party's choice and at each party's own expense and, in any event, such claim or action may not be settled unless the Indemnified Party, on the one hand, and the Indemnifying Party, on the other hand, consent thereto, which consent shall not be unreasonably withheld.

       Section 6.4. Indemnification Not Sole Remedy The indemnification contained in this Agreement shall not be deemed to be the exclusive remedy of the Indemnified Party in connection with or arising from any failure by the Indemnifying Party to perform any of its covenants or obligations in this Agreement or in the agreements related hereto or any breach by the Indemnifying Party of any warranty or the inaccuracy of any representation of the Indemnifying Party contained in this Agreement, nor shall such indemnification be deemed to prejudice or to operate as a waiver of any remedy to which the Indemnified Party may be entitled at law or equity in respect of any such failure, breach or inaccuracy. In no event shall either party be liable for any special, consequential or punitive damages.



                            Article 7

                          Termination.

     Section 7.1. Termination. This Agreement may be terminated at any time prior to the Closing:

     (a)  by mutual consent of each of the parties hereto, or

     (b) by the Buyer on the one hand or by the Seller on the other hand (provided that the party seeking termination has diligently and in good faith performed or complied in all material respects with the agreements and covenants required to be performed by it hereunder) in the event that the transactions contemplated hereby are not consummated pursuant to this Agreement on or before the Closing Date unless the parties hereto shall have agreed upon an extension of time in which to consummate the transactions contemplated hereby.

      Section 7.2. Effect of Termination. In the event of the termination of this Agreement pursuant to this Article 7, this Agreement, except for the provisions of Section 8.5 hereof, shall forthwith become void and have no effect, without any liability on the part of any party. Nothing in this Section shall relieve any party to this Agreement of liability for breach of this Agreement.

                            ARTICLE 8

                          Miscellaneous

     Section 8.1. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

      Section 8.2. Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts without reference to the choice of law principles thereof.

     Section 8.3. Entire Agreement. This Agreement and the Exhibits hereto contain the entire agreement between the parties and there are no agreements, understandings, representations or warranties between the parties other than those set forth or referred to therein.

     Section  8.4.   Amendment  and  Modification.   Subject   to
applicable law, this Agreement may be amended, modified or supplemented only by written agreement of the parties hereto.


     Section 8.5. Expenses. Except as set forth in this Agreement, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

     Section 8.6. Specific Performance. The Seller and the Buyer each acknowledge that, in view of the uniqueness of the Company, the parties hereto would not have an adequate remedy at law for money damages in the event that this Agreement were not performed in accordance with its terms, and therefore agree that the parties hereto shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which the parties hereto may be entitled, at law or in equity.

     Section 8.7. Notices. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid, to the appropriate address as set forth below. Notice to the Seller shall be addressed to:

Goddard Valve Corp.
705 Plantation Street
Worcester, MA 01605
Attn. President
with a copy to:

George M. Hughes, Esq.
P.O. Box 610138
Newton Highlands, MA 02461-0138

or at such other address and to the attention of such other person as the Seller may designate by written notice to the Buyer. Notices to the Buyer shall be addressed to:

Michael E. Reck
15 Pearl Street
Belmont, MA 02478

with a copy to:

Michael Bohnen, Esq.
Nutter, McClennen & Fish,LLP
One International Place
Boston, MA 02110-2699
or at such other address and to the attention of such other person as the Buyer may designate by written notice to the Shareholders. Any notice hereunder shall be deemed to have been served or given as of the date such notice is actually received.

      Section 8.6. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns; provided, however, that the Buyer will not assign its rights under this Agreement to an entity other than an entity affiliated with the Buyer without the written consent of the Seller.

IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties as an instrument under seal as of the day first above written.


                                   GODDARD VALVE CORP.


                                   By:______________________


                                   WEBSTONE COMPANY, INC.


                                   By:_______________________



                                   ________________________
                                   Michael E. Reck


Goddard Industries, Inc. hereby joins in the representations and warranties of the Seller set forth in Sections 4.1 through 4.6 and in the undertaking set forth in the last paragraph of section
2.3 and in the indemnification set forth in Section 6.2 of the foregoing agreement.

                                   GODDARD INDUSTRIES, INC.


                                   By:________________________